UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

                              July 29, 2009

Date of Report (Date of earliest event reported)

           OSG AMERICA L.P.

(Exact Name of Registrant as Specified in Charter)

               001-33806

Commission File Number

Delaware (State or other jurisdiction of incorporation or organization)	11-3812936 (I.R.S. Employer Identification Number)

Two Harbour Place, 302 Knights Run Avenue, Suite 1200

                                  Tampa, FL 33602

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code(813) 209-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

On July 29, 2009, the Registrant issued a press release announcing that (i) the Board of Directors of its general partner had declared a distribution of $0.375 per unit with respect to the second quarter of 2009, payable on August 14, 2009 to unit holders of record on August 7, 2009 and (ii) it had received a letter from Overseas Shipholding Group, Inc. announcing its intention to commence a tender offer in late August 2009 for all the outstanding common units of the Registrant held by the public at a price of $8.00 in cash per unit. A copy of the press release is attached to this Report as Exhibit 99.1 and hereby incorporated herein by reference.

Section 9 - Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated July 29, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSG AMERICA L.P. (Registrant)

By: OSG America LLC, its general partner

Date: July 30, 2009	By /s/James I. Edelson
Name: James I. Edelson Title: Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 29, 2009